                                                                    EXHIBIT 23.4


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                    /s/ Schenck & Associates, SC

Green Bay, Wisconsin
July 17, 1997